As filed with the Securities and Exchange Commission on August 19, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05128

                          THE SWISS HELVETIA FUND, INC.
                     1270 Avenue of the Americas, Suite 400
                            New York, New York 10020
                                 1-888-SWISS-00

                        Rodolphe E. Hottinger, President
                                Hottinger et Cie
                               3 Place des Bergues
                                    C.P. 395
                                 CH-1201 Geneva
                                   Switzerland

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer                 Samuel B. Witt III, Esq.**
CHAIRMAN                        DIRECTOR

Eric R. Gabus+                  Rodolphe E. Hottinger
VICE CHAIRMAN (NON-OFFICER)     PRESIDENT
                                CHIEF EXECUTIVE OFFICER
Paul R. Brenner, Esq.
DIRECTOR                        Rudolf S. Millisits
                                SENIOR VICE PRESIDENT
Alexandre de Takacsy            TREASURER
DIRECTOR
                                Philippe R. Comby
Claude Frey                     VICE PRESIDENT
DIRECTOR
                                Edward J. Veilleux
Baron Hottinger                 VICE PRESIDENT
DIRECTOR                        SECRETARY

Claude Mosseri-Marlio*          Leslie K. Klenk
DIRECTOR                        ASSISTANT SECRETARY

Didier Pineau-Valencienne*      Frederick Skillin
DIRECTOR                        ASSISTANT TREASURER

Stephen K. West, Esq.           Sara M. Morris
DIRECTOR                        ASSISTANT TREASURER
------------------------------------------------------
 * Audit Committee member       + Governance/Nominating
** Audit Committee chairman       Committee chairman


INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Forum Administrative Services, LLC
(member Citigroup Global Transaction Services)

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

The Fund has earned the Lipper, Inc. award for ranking number one among Western European closed-end funds in ten year performance for the periods ended December 31, 2002, 2001, 2000, 1999, and 1998*. The Fund has previously been recognized for its top one year performance in the same category for the year 2000. The Fund also maintained Morningstar's overall rating of four stars as of June 30, 2004**. Of course, past performance is no guarantee of future results. See footnotes on page 3 for more information.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in Barron's, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

GLOBAL MARKET OVERVIEW

     The long awaited interest rate increase took place at the June 30, 2004 meeting of the Federal Reserve (the "Fed"). By increasing rates by only 25 basis points, the Fed did not surprise the market and kept rates below expected inflation, a position that can still be viewed as very accommodative. U.S. monetary policy is widely expected to be changed at a measured pace, especially since the effect of higher market rates leading up to the Fed meeting was already being felt, slowing down some sectors of the economy. This slow tightening pace is likely to put even more selling pressure on the U.S. dollar due to its increasingly real yield disadvantage.

     Volatility and trading volume have been low in the second quarter in most of the world markets. Large capitalization stocks have usually outperformed small and mid capitalization stocks, as markets have become narrower, with fewer stocks holding up the indices. Energy was the big winner as oil prices, defying expectations, went from $30 to $40 a barrel. Financial services stocks were weak as investors anticipated that the peak of the earning cycle had been reached. The raw materials and industrial metals sectors were volatile due to concerns about the magnitude of the slowdown in Chinese demand precipitated by the implementation of government policies aimed at bringing inflation under control. However, its underlying trend remains up.

     Overall the sideways price action in stocks reflected investors' fears that operating margins have no room left to expand and that sales are reaching a plateau in the current cycle as U.S. consumer spending lacks the stimulus of tax reductions and mortgage refinancings this time around.

SWISS ECONOMIC NOTES

     On June 17, 2004, the Swiss National Bank (SNB) increased the target range for the three-month LIBOR by 25 basis points. The interest rate range extends now from 0.0% to 1.0%. This move reverses half of the latest interest rate cut of March 6, 2003. Even after this adjustment, the SNB affirmed that its monetary policy would remain expansionary and would continue to support the economic upswing.

     Real gross domestic product in the third and fourth quarters of 2003 grew at an annualized rate of more than 2% compared with the previous quarter. In the first quarter of this year the trend continued at a slightly weaker rate of 1.6%. The SNB is forecasting economic growth of close to 2% for this year.

     More evidence of the economic upswing is the stabilization of the labor market. As of June 30, 2004, the unemployment rate was 3.7%, down from a 5-year high point of 4.1% reached in January.

     The SNB noted that inflation remained within the range that equates with price stability despite rising oil prices. A strong Swiss franc helped, to a certain extent, to offset the increase in the oil prices. On the assumption that the three-month LIBOR will

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

remain stable at 0.5%, the SNB forecasts that average annual inflation will amount to 0.6% this year, 1% in 2005 and 2% in 2006.

     The ten-year spot interest rate on Confederation bonds climbed from its lowest level of 2.37% in mid March to 2.87% at the end of June.

SWISS MARKET REVIEW AND FUND PERFORMANCE

     The Swiss market was resilient, with the Swiss Performance Index ("SPI") showing a return of 4% in U.S. dollar terms with a currency appreciation of 1.27%. The Fund outperformed the SPI by 0.15% due to the good performance of most of the mid capitalization stocks in which the Fund has substantial positions.

     The best performing sectors on the Swiss market year-to-date were Construction (+25.3%), led by Holcim Ltd. which increased by 23% helped by its exposure to emerging markets; Basic Resources (+22.4%), mainly led by increasing demand in steel; Utility Suppliers (+19%) led by energy stocks; and, finally, Chemicals (+12.3%), led mainly by Syngenta AG, which increased by 27% thanks to the increasing demand in seeds and crop protection products.

     As shown in the following table, the Fund's cumulative performance since 1996 continues to be superior to its Swiss peers and its benchmark. As of June 30, 2004, the Fund maintained an overall rating of four stars from Morningstar. Past performance is no guarantee of future results.

*Lipper, Inc. is an independent fund performance monitor. As of December 31, 2003, there were 8 funds in the Lipper Western European closed-end funds category, which is comprised of funds that concentrate their investments in equity securities whose primary trading markets or operations are in the Western European region or a single country within this region.

**Morningstar is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance and may change monthly. Its ratings of one
(low) and five (high) stars are based on a fund's three- and five-year average annual total returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury Bill monthly returns. Only 33% of the funds in an investment category may receive four or five stars. As of June 30, 2004, there were 10 funds in the Fund's asset category rated by Morningstar.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS(1)
----------------------------------------------------------------------------------------------------------------------
                                                                                                           CUMULATIVE
                                                             YEAR ENDED DECEMBER 31,                       PERFORMANCE
                             YTD AS OF   ---------------------------------------------------------------   12/31/96 -
                              6/30/04     2003      2002      2001      2000     1999     1998     1997     06/30/04
----------------------------------------------------------------------------------------------------------------------
 SWISS HELVETIA FUND           5.32%     22.54%    -20.40%   -22.91%   14.06%   14.70%   15.57%   53.99%     84.39%
----------------------------------------------------------------------------------------------------------------------

 Swiss Performance Index (SPI) 5.17%     22.06%    -25.95%   -22.03%   11.91%   11.69%   15.36%   55.19%     65.85%
----------------------------------------------------------------------------------------------------------------------
 Swiss Market Index (SMI)      2.39%     18.51%    -27.84%   -21.11%    7.47%    5.71%   14.28%   58.93%     42.53%
----------------------------------------------------------------------------------------------------------------------
 Switzerland iShares(2) (Formerly
   called webs Switzerland)    3.88%     19.14%    -26.23%   -23.12%    7.75%   12.22%   11.74%   47.79%     40.16%
----------------------------------------------------------------------------------------------------------------------
 CS Equity Swiss Blue
   Chips(3, 7)                 2.67%     18.13%    -28.75%   -22.12%   10.97%    7.57%   14.21%   59.90%     46.71%
----------------------------------------------------------------------------------------------------------------------
 UBS Equity Inv.
   Switzerland(4, 7)           5.03%     18.14%    -26.02%   -22.04%    7.42%    6.43%   12.75%   55.94%     43.85%
----------------------------------------------------------------------------------------------------------------------
 Pictet Valsuisse(5, 7)        5.80%     20.10%    -27.93%   -22.35%    7.34%    9.38%   11.05%   55.65%     44.31%
----------------------------------------------------------------------------------------------------------------------
 Saraswiss (Bank
   Sarasin)(6, 7)              3.39%     19.64%    -28.51%   -24.45%    9.72%    7.10%   14.41%   53.57%     37.94%

Sources: Bloomberg, Management Companies' web sites, Investment Company Capital Corp., and Citigroup Global Transaction Services.

(1) Performance of funds is based on changes in the fund's NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than Switzerland iShares, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

(2) Switzerland iShares are traded on the New York Stock Exchange and invest in most of the same stocks listed in the Morgan Stanley Capital International (Switzerland) Index. These stocks represent Switzerland's largest and most established public companies, accounting for approximately 85% of the market capitalization of all of Switzerland's publicly traded stocks. Performance of iShares is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24 and 6/30/04 = 1.25.

(3) This fund invests in equities issued by leading Swiss companies. Stock selection is based on economic, sector and company analyses. Preference is given to large-cap companies.

(4) This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

(5) This fund invests in shares of Swiss companies listed on the Swiss Stock Exchange (SWX) and included in the SPI.

(6) This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

(7) These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

--------------------------------------------------------
                                         YEAR TO DATE
                                       DECEMBER 31, 2003
                                            THROUGH
                                         JUNE 30, 2004
--------------------------------------------------------
 PERFORMANCE IN SWISS FRANCS
 Swiss Performance Index (SPI)               5.17%
--------------------------------------------------------
 Swiss Helvetia Fund
--------------------------------------------------------
   Based on Net Asset Value                  5.32%
--------------------------------------------------------
 CHANGE IN U.S. DOLLAR VS. SWISS FRANC       1.27%
--------------------------------------------------------
 PERFORMANCE IN U.S. DOLLARS
--------------------------------------------------------
 Swiss Helvetia Fund
--------------------------------------------------------
   Based on Net Asset Value                  4.00%
--------------------------------------------------------
   Based on Market Price                     2.54%
--------------------------------------------------------
 S & P 500 Index                             3.44%
--------------------------------------------------------
 MSCI EAFE Index                             4.56%
--------------------------------------------------------
 Lipper European Fund Index (10 Largest)     3.18%
--------------------------------------------------------
 Lipper European Fund Universe Average       3.30%
--------------------------------------------------------

OUTLOOK

     Abundant uncertainties and high earnings expectations, especially for 2005, increased the risk for equity investments. However, reasonable historical valuations and the lack of other investment opportunities in a world of low fixed-income yields are supportive factors.

     In historic terms, the Swiss market's valuation is favorable, with stock prices discounting a more difficult future, mainly in the insurance and banking sectors. Industrial and construction companies continue to represent an interesting long-term opportunity due to their exposure to the emerging markets. Their performance was among the strongest on the Swiss market year-to-date.

     The defensive segment of the market, which is very large for Switzerland (about 50% of the market is represented by consumer staples and healthcare companies), has held well and should be resilient in the case of slower global economic growth. Moreover, it would be beneficial if long-term bond yields stayed on a moderate upward path, as has been the case in the second quarter under review. In fact, contrary to our expectations, U.S. long bond yields have come down since mid June despite the weakening of the U.S. currency and the size of the budget deficit. This shows investor nervousness about the projection for economic expansion.

     In that context, Management believes that the short term performance of economically sensitive sectors and the market overall will be muted, with a sequential decline, most likely in the third quarter, in sales numbers for numerous companies, especially in the technology area.

STOCK REPURCHASE PROGRAM

     Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and without realizing capital gains in order to fund the repurchases. The Board has authorized the purchase of up to 500,000 shares in 2004. During the six months ended June 30,

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

2004, the Fund repurchased and retired 128,400 shares at an average price of $12.89 per share (including brokerage commissions) and a weighted average discount of 17.86%. These repurchases, which had a total cost of $1,654,922, resulted in an increase of $359,779 to the Fund's net asset value

Sincerely,

/s/ Paul Hottinguer

Paul Hottinguer
CHAIRMAN

/s/ Rodolphe Hottinger

Rodolphe Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

June 30th, 2004

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Review of Operations (Unaudited)

Trading activity for the six months ended June 30, 2004 involved changes in the following positions:

-------------------------------------------------------
NEW INVESTMENTS BY THE FUND
-------------------------------------------------------

Cytos Biotechnology AG
Elektrizitaets-Gesellschaft Laufenburg AG
Huber & Suhner AG
Lonza Group AG
Swiss Life Holding
Zurich Financial Services AG

-------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
-------------------------------------------------------

Actelion Ltd.
Holcim Ltd. -- Registered
Kuehne & Nagel International AG
Swiss Reinsurance Company
Syngenta AG
Temenos Group AG

-------------------------------------------------------
SECURITIES DISPOSED OF
-------------------------------------------------------

Adecco SA
Converium Holding AG
Kudelski SA
Unaxis Holding AG

-------------------------------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
-------------------------------------------------------

ABB Ltd.
Charles Voegele Holding AG
Credit Suisse Group
Geberit AG
Logitech International SA
Micronas Semiconductor Holding AG
Phonak Holding AG
SGS Societe Generale de Surveillance Holding SA

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited)                                June 30, 2004

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- 95.23%
BANKS -- 10.47%

  243,000  CREDIT SUISSE GROUP
           Registered Shares               $  8,634,222    2.30%
           A global operating financial
           group.
           (Cost $6,575,873)

  435,000  UBS AG(2)
           Registered Shares                 30,652,148    8.17%
           Largest Swiss bank. It offers
           consumer, business and
           construction loans, mortgages,
           mutual funds, export and
           structured finance and
           securities brokerage services,
           advises on mergers and
           acquisitions, invests pension
           funds and sponsors credit
           cards.
           (Cost $7,578,949)
                                           ------------  ------
                                             39,286,370   10.47%

BIOTECHNOLOGY -- 5.05%

  157,491  ACTELION LTD.(1,2)
           Registered Shares                 18,108,196    4.82%
           Pharmaceutical company that
           develops and markets synthetic
           small-molecule drugs against
           diseases related to the
           endothelium. The Company's
           drugs, Veletri and Tracleer,
           are used in the treatment of
           heart and pulmonary
           conditions.
           (Cost $12,538,145)

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- 95.23%
BIOTECHNOLOGY -- (CONTINUED)

   35,487  CYTOS BIOTECHNOLOGY AG(1)
           Registered Shares               $    878,391    0.23%
           Develops and produces
           biopharmaceuticals. Produces
           vaccines that immunize the
           patient against
           disease-related proteins. This
           instructs the immune system to
           produce antibodies to reverse
           or prevent disease
           progression.
           (Cost $1,433,020)
                                           ------------  ------
                                             18,986,587    5.05%

CHEMICALS -- 7.89%

   30,000  LONZA GROUP AG
           Registered Shares                  1,519,882    0.41%
           The leading supplier of active
           chemical ingredients,
           intermediaries, and
           biotechnology solutions to the
           pharmaceutical and
           agrochemical industries.
           (Cost $1,535,111)

   16,783  SIKA AG
           Bearer Shares                      9,233,062    2.46%
           Leading producer of
           construction chemicals.
           (Cost $4,237,473)

  224,931  SYNGENTA AG(2)
           Registered Shares                 18,857,997    5.02%
           Produces herbicides,
           insecticides and fungicides,
           and seeds for field crops,
           vegetables, and flowers.
           (Cost $14,859,223)
                                           ------------  ------
                                             29,610,941    7.89%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited) (continued)                    June 30, 2004

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
CONSTRUCTION -- 6.81%

   20,758  GEBERIT AG(2)
           Registered Shares               $ 13,839,772    3.69%
           Manufactures and supplies
           water supply pipes and
           fittings, installation
           systems, drainage and flushing
           systems such as visible
           cisterns, and other sanitary
           systems for the commercial and
           residential construction
           markets.
           (Cost $7,721,250)

  215,143  HOLCIM LTD.(2)
           Registered Shares                 11,698,529    3.12%
           Produces and markets various
           building materials, in
           addition to providing
           consulting and engineering
           services in all areas of the
           cement manufacturing process.
           (Cost $10,483,804)
                                           ------------  ------
                                             25,538,301    6.81%
FOOD & BEVERAGES -- 15.65%

      300  LINDT & SPRUNGLI AG
           Registered Shares                  3,539,205    0.94%
           Major manufacturer of premium
           Swiss chocolates.
           (Cost $1,196,399)

  207,000  NESTLE AG(2)
           Registered Shares                 55,204,407   14.71%
           Largest food and beverage
           processing company in the
           world.
           (Cost $12,427,541)
                                           ------------  ------
                                             58,743,612   15.65%

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
HEALTH CARE -- 28.71%
1,315,000  NOVARTIS AG(2)
           Registered Shares               $ 58,011,618   15.46%
           One of the leading
           manufacturers of
           pharmaceutical and nutrition
           products.
           (Cost $16,301,451)

  261,766  PHONAK HOLDING AG
           Registered Shares                  8,140,998    2.17%
           Designs and produces wireless
           analog and digital hearing
           aids, transmitters, remote
           controls, microphones and
           receivers for use in wireless
           communications within
           broadcasting and sports.
           (Cost $2,469,614)

  420,000  ROCHE HOLDING AG(2)
           Dividend Rights Certificates      41,584,158   11.08%
           Worldwide pharmaceutical
           company.
           (Cost $8,467,363)
                                           ------------  ------
                                            107,736,774   28.71%

INDUSTRIAL GOODS & SERVICES -- 6.57%

1,924,725  ABB LTD.(1)
           Registered Shares                 10,527,281    2.80%
           The holding company for ABB
           Group which is one of the
           largest electrical engineering
           firms in the world.
           (Cost $7,367,303)

    2,055  BELIMO HOLDING AG
           Registered Shares                    994,355    0.26%
           World market leader in damper
           and volume control actuators
           for ventilation and
           air-conditioning equipment.
           (Cost $450,523)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited) (continued)                    June 30, 2004

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
INDUSTRIAL GOODS & SERVICES -- (CONTINUED)
    4,500  KABA HOLDINGS AG
           Bearer Shares                   $    928,817    0.25%
           Provides mechanical and
           electronic security systems.
           (Cost $809,667)

   59,885  KUEHNE & NAGEL INTERNATIONAL
           AG
           Registered Shares                  8,630,823    2.30%
           Operates sea freight, land and
           rail transportation businesses
           and warehousing and
           distribution facilities.
           (Cost $3,674,112)

    6,598  SGS SOCIETE GENERALE DE
           SURVEILLANCE HOLDING SA
           Registered Shares                  3,603,507    0.96%
           Provides a variety of
           industrial inspection,
           analysis, testing and
           verification services
           worldwide.
           (Cost $1,709,324)
                                           ------------  ------
                                             24,684,783    6.57%

INSURANCE -- 7.25%

   43,803  SWISS LIFE HOLDING
           Registered Shares                  6,111,924    1.63%
           Provides life insurance,
           institutional investment
           management, and private
           banking services.
           (Cost $5,802,507)

  104,088  SWISS REINSURANCE COMPANY
           Registered Shares                  6,761,066    1.80%
           Second largest reinsurance
           company in the world.
           (Cost $6,640,407)

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
INSURANCE -- (CONTINUED)

   90,849  ZURICH FINANCIAL SERVICES
           AG(2)
           Registered Shares               $ 14,344,770    3.82%
           Offers property, accident,
           health, automobile, liability,
           financial risk and life
           insurance and retirement
           products.
           (Cost $15,062,591)
                                           ------------  ------
                                             27,217,760    7.25%

RETAILERS -- 1.29%

   26,984  CHARLES VOEGELE HOLDING AG
           Bearer Shares                      1,120,383    0.30%
           Family apparel retailer which
           focuses on the value-for-money
           segment of the market.
           Operates retail stores in
           Switzerland, Germany, Austria,
           and the Benelux region.
           (Cost $708,999)

   24,767  GALENICA HOLDING AG
           Registered Shares                  3,727,706    0.99%
           Manufactures and distributes
           prescription and
           over-the-counter drugs,
           toiletries and hygiene
           products.
           (Cost $3,158,881)
                                           ------------  ------
                                              4,848,089    1.29%

TECHNOLOGY -- 4.65%

   30,526  HUBER & SUHNER AG
           Registered Shares                  2,047,416    0.55%
           Manufactures a wide range of
           products, extending from
           cables for energy and
           electrical submission to
           special products such as
           rubber.
           (Cost $1,759,815)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited) (concluded)                    June 30, 2004

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONCLUDED)
TECHNOLOGY -- (CONTINUED)
  272,765  LOGITECH INTERNATIONAL SA(1,2)
           Registered Shares               $ 12,414,249    3.31%
           Manufactures personal computer
           input devices, as well as
           producing trackballs, desktop
           publishing programs and
           related software.
           (Cost $9,769,349)
   15,774  MICRONAS SEMICONDUCTOR HOLDING
           AG(1)
           Registered Shares                    717,286    0.19%
           Develops and manufactures a
           wide range of semiconductors
           and modules used by the
           automotive and consumer goods
           industries.
           (Cost $339,721)
  247,012  TEMENOS GROUP AG(1)
           Registered Shares                  2,258,294    0.60%
           Provides integrated software
           for the banking sector.
           Develops, distributes,
           implements, and supports its
           process-oriented real-time
           enterprise software designed
           for the management of
           administrative tasks in
           Europe, North America, Asia,
           and the Middle East.
           (Cost $1,823,741)
                                           ------------  ------
                                             17,437,245    4.65%

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONCLUDED)
UTILITY SUPPLIERS -- 0.89%
    5,000  ELEKTRIZITAETS-GESELLSCHAFT
           LAUFENBURG AG
           Registered Shares               $  3,325,615    0.89%
           Generates and sells
           electricity. Operates nuclear
           and hydroelectric generating
           plants. Sells excess power
           throughout Europe.
           (Cost $3,394,560)
                                           ------------  ------
                                              3,325,615    0.89%

           TOTAL COMMON STOCKS
           (Cost $170,296,716)             $357,416,077   95.23%

           OTHER ASSETS IN EXCESS OF
           LIABILITIES                       17,893,941    4.77%
                                           ------------  ------

           NET ASSETS                      $375,310,018  100.00%
                                           ============  ======

--------------------------------------------------------------------------------
(1) NON-INCOME PRODUCING SECURITY.
(2) ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Assets and Liabilities (Unaudited)                    June 30, 2004

--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $170,296,716).............................   $357,416,077
      Cash...............................................................        371,562
      Foreign currency (cost $20,996,006)................................     22,014,411
      Tax reclaims receivable............................................        762,614
      Prepaid expenses and other.........................................         22,365
                                                                            ------------
           Total assets..................................................    380,587,029
                                                                            ------------
LIABILITIES:
   Unrealized loss on currency contracts.................................          7,561
   Payable for securities purchased......................................      4,724,690
   Advisory fees payable (Note 2)........................................        240,927
   Directors' fees and expenses..........................................         73,851
   Accrued expenses and other............................................        229,982
                                                                            ------------
     Total liabilities...................................................      5,277,011
                                                                            ------------
     Net assets..........................................................   $375,310,018
                                                                            ------------
COMPOSITION OF NET ASSETS:
   Paid in capital.......................................................    170,663,554
   Distributable earnings
     Undistributed net investment income....................    1,836,465
     Accumulated net realized gain from investment and
       foreign currency transactions........................   14,648,296
     Net unrealized appreciation on investments and foreign
  currency..................................................  188,161,703
                                                              -----------
     Total distributable earnings........................................    204,646,464
                                                                            ------------
Net assets...............................................................   $375,310,018
                                                                            ------------
NET ASSET VALUE PER SHARE:
   ($375,310,018 / 23,969,918 shares outstanding)........................   $      15.66
                                                                            ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Operations (Unaudited)       For the Six Months Ended June 30, 2004

--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (less foreign taxes withheld of $719,473)......   $ 3,902,158
   Interest.................................................        31,354
   Securities lending income................................        30,581
                                                               -----------
      Total income..........................................     3,964,093
                                                               -----------
EXPENSES:
   Investment advisory fees (Note 2)........................     1,472,041
   Professional fees........................................       101,048
   Directors' fees & expenses...............................       138,283
   Administration fees......................................       135,993
   Custody fees.............................................        72,311
   Printing and shareholder reports.........................        27,094
   Accounting fees..........................................        48,566
   Transfer agent fees......................................        20,064
   Miscellaneous............................................       112,073
                                                               -----------
      Total expenses........................................     2,127,473
                                                               -----------
      Net investment income.................................     1,836,620
                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investment transactions...............................    15,462,062
      Foreign currency transactions.........................      (264,073)
   Net change in unrealized appreciation/depreciation from:
      Investment transactions...............................    (4,282,094)
      Foreign currency translations.........................       460,550
                                                               -----------
      Net Realized and Unrealized Gain (Loss) on Investments
       and Foreign Currency.................................    11,376,445
                                                               -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................   $13,213,065
                                                               ===========

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                 For the             For the
                                                             Six Months Ended      Year Ended
                                                             June 30, 2004(1)   December 31, 2003
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment (expenses in excess of) income..........     $  1,836,620       $   (224,573)
   Net realized gain (loss) from:
      Investment transactions.............................       15,462,062         15,418,356
      Foreign currency transactions.......................         (264,073)         6,289,626
   Net change in unrealized appreciation/depreciation
      from:
      Investments.........................................       (4,282,094)        84,616,279
      Foreign currency....................................          460,550         (3,997,843)
                                                               ------------       ------------
   Net increase in net assets from operations.............       13,213,065        102,101,845
                                                               ------------       ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
   Net investment income and net realized gains from
      foreign currency transactions.......................       (2,594,895)        (3,470,158)
   In excess of net investment income.....................             (155)                --
   Net realized capital gains.............................       (2,638,721)       (13,579,287)
                                                               ------------       ------------
      Total distributions to stockholders.................       (5,233,771)       (17,049,445)
                                                               ------------       ------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in reinvestment of dividends and
      distributions.......................................               --          5,961,904
   Value of shares repurchased through stock buyback......       (1,654,922)        (1,827,374)
                                                               ------------       ------------
   Total increase (decrease) from capital share
      transactions........................................       (1,654,922)         4,134,530
                                                               ------------       ------------
   Total increase in net assets...........................        6,324,372         89,186,930
NET ASSETS:
   Beginning of period....................................      368,985,646        279,798,716
                                                               ------------       ------------
   End of period (including undistributed net investment
      income of $1,836,465 and $2,594,895,
      respectively).......................................     $375,310,018       $368,985,646
                                                               ============       ============

--------------------------------------------------------------------------------
(1) UNAUDITED.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights

                                            For the
                                           Six Months
                                             Ended                          For the Years Ended December 31,
                                            June 30,    ----------------------------------------------------
                                            2004(1)       2003       2002       2001       2000       1999
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of
     period..............................   $  15.31    $  11.82   $  13.16   $  17.92   $  17.52   $  19.07
                                            --------    --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (expenses in
     excess of income)...................       0.08       (0.01)     (0.02)     (0.03)        --(2)     0.01
   Net realized and unrealized gain
     (loss) on investments(3)............       0.48        4.24      (0.71)     (4.34)      1.68      (0.60)
                                            --------    --------   --------   --------   --------   --------
   Total from investment operations......       0.56        4.23      (0.73)     (4.37)      1.68      (0.59)
                                            --------    --------   --------   --------   --------   --------
   Gain from capital share repurchases...       0.01        0.02       0.02       0.06       0.21       0.12
   Capital charge resulting from the
     issuance of fund shares.............         --       (0.06)        --      (0.14)     (0.12)        --
                                            --------    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
   Dividends from net investment income
     and net realized gains from foreign
     currency transactions...............      (0.11)      (0.14)     (0.06)        --         --      (0.03)
   Dividends in excess of net investment
     income..............................         --(2)       --      (0.01)        --         --         --
   Distributions from net realized
     capital gains.......................      (0.11)      (0.56)     (0.56)     (0.31)     (1.37)     (1.05)
                                            --------    --------   --------   --------   --------   --------
   Total distributions...................      (0.22)      (0.70)     (0.63)     (0.31)     (1.37)     (1.08)
                                            --------    --------   --------   --------   --------   --------
   Net asset value at end of period......   $  15.66    $  15.31   $  11.82   $  13.16   $  17.92   $  17.52
                                            ========    ========   ========   ========   ========   ========
   Market value per share at end of
     period..............................   $  13.03    $  12.92   $   9.64   $  11.00   $  14.50   $  13.81
                                            ========    ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(4):
   Based on market value per share.......       2.54%      41.76%     (4.46)%   (22.10)%    15.06%     (7.06)%
   Based on net asset value per share....       4.00%      37.00%     (6.92)%   (24.94)%    12.11%     (1.09)%
RATIOS TO AVERAGE NET ASSETS:
   Expenses..............................       1.13%(5)     1.30%     1.31%      1.39%(6)     1.16%     1.11%
   Net investment income (expenses in
     excess of income)...................       0.98%(5)    (0.07)%    (0.14)%    (0.23)%     0.01%     0.05%
SUPPLEMENTAL DATA:
   Net assets at end of period (000s)....   $375,310    $368,986   $279,799   $314,436   $415,315   $416,599
   Average net assets during period
     (000's).............................   $376,963    $306,563   $308,018   $341,806   $422,426   $428,072
   Stockholders of record(7).............        923         964      1,001      1,067      1,125      1,230
   Portfolio turnover rate...............         17%         89%        83%        32%        25%        14%

--------------------------------------------------------------------------------
(1) UNAUDITED.
(2) LESS THAN $.01 PER SHARE.
(3) INCLUDES NET REALIZED AND UNREALIZED CURRENCY GAIN (LOSS).
(4) TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE.
(5) ANNUALIZED.
(6) THE INCREASE IN THE FUND'S EXPENSE RATIO WAS ATTRIBUTABLE TO EXTRAORDINARY EXPENSES IN CONNECTION WITH A STOCKHOLDER'S PROXY CONTEST FOR THE ELECTION OF DIRECTORS AND TERMINATION OF THE MANAGEMENT CONTRACT AND DEFENSE AGAINST A LAWSUIT AGAINST THE FUND AND ITS DIRECTORS PLUS THE IMPACT OF A DECLINE IN THE FUND'S NET ASSETS.
(7) NOT AUDITED BY DELOITTE 7 TOUCHE LLP.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION

The Swiss Helvetia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

B. VALUATION OF SECURITIES

The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund's Board of Directors (the "Board") to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. On June 30, 2004, there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as an expense, net of any amount receivable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS

The Fund pays dividends annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code.
Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES

The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

F. SECURITIES LENDING

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned. Subsequent to the initial transaction, the Fund requires the borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (continued)

terminate the securities loan at any time. On June 30, 2004 there were no securities on loan.

G. FOREIGN CURRENCY TRANSLATION

The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund's financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency.

On June 30, 2004, the Fund held the following currency contracts:

            Contracts
                   To               Settlement       Market            Net
              Deliver  Settlement        Value        Value     Unrealized
                (CHF)        Date        (USD)        (USD)   Depreciation
            ---------  ----------   ----------       ------   ------------
            1,261,870   07/02/04    $1,000,000   $1,007,561         $7,561

CHF Swiss Franc
USD U.S. Dollar

H. ESTIMATES

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2-- FEES AND TRANSACTIONS WITH AFFILIATES

Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's advisor (the "Advisor"). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of such assets in excess of $600 million. For the six months ended June 30, 2004 the Fund paid the Advisor $1,472,041 in investment advisory fees. The Fund paid Hottinger & Cie $19,676 in brokerage commissions for the six months ended June 30, 2004.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee (the "Committee") of the Board. The Committee's allocations are based on its determination of the relative benefits the Fund and the Advisor derive from the expenditures. During 2004, the Committee allocated $9,300 of expenses incurred in connection with publicizing the Fund as follows: $4,650 to the Fund and $4,650 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S. Inc., Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

NOTE 3-- OTHER FEES

Citigroup Global Transaction Services, through its various affiliates, provides certain administration and portfolio accounting services to the Fund.

American Stock Transfer & Trust Company is the Fund's transfer agent. The Fund pays the transfer agent an annual fee which is accrued daily and paid monthly.

Swiss American Securities Inc. is the Fund's U.S. custodian. Credit Suisse First Boston is the Fund's Swiss sub-custodian. The Fund pays the custodian and sub-custodian an annual fee.

The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund, its Advisor or Forum Administrative Services, LLC approximately $16,000 per annum in compensation, except for the Chairmen

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (concluded)

of the Audit Committee and the Governance/Nominating Committee, to whom the Fund pays an annual fee of approximately $17,600. In addition, the Fund pays each disinterested director $750 for each Board meeting attended and $750 for each committee meeting attended, if it is held separately. In addition, the Fund reimburses directors who are not employees of, or affiliated with, the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 4-- CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 50 million  shares of capital  stock.  HCC
owned  113,788  of  the  23,969,918   shares   outstanding  on  June  30,  2004.
Transactions in capital shares were as follows:

                           For the Six Months       For the Year Ended
                          Ended June 30, 2004        December 31, 2003
                       ----------------------   ----------------------
                         Shares        Amount     Shares        Amount
                         ------        ------     ------        ------
Dividends Reinvested         --   $        --    597,409   $ 5,961,904(a)
Repurchased            (128,400)   (1,654,922)  (172,100)   (1,827,374)
                       --------   -----------   --------   -----------
Net increase
  (decrease)           (128,400)  $(1,654,922)   425,309   $ 4,134,530
                       ========   ===========   ========   ===========

(a) REPRESENT SHARES ISSUED TO STOCKHOLDERS WHO DID NOT ELECT CASH IN CONJUNCTION WITH CAPITAL GAINS DISTRIBUTION OF $0.541 PER SHARE PAID JANUARY 14, 2003 TO STOCKHOLDERS OF RECORD ON DECEMBER 19, 2002.

NOTE 5-- INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2004, were $62,007,887 and $77,070,778, respectively.

The net unrealized appreciation from investments for those securities having an excess of value over cost was $188,475,986 and the net unrealized depreciation from investments for those securities having an excess of cost over value was $1,356,625.

NOTE 6-- STOCK REPURCHASE PROGRAM

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and without realizing capital gains in order to fund the repurchases. The Board has authorized the purchase of up to 500,000 shares in 2004. During the six months ended June 30, 2004, the Fund repurchased and retired 128,400 shares at an average price of $12.89 per share (including brokerage commissions) and a weighted average discount of 17.86%. These repurchases, which had a total cost of $1,654,922, resulted in an increase of $359,779 to the Fund's net asset value.

NOTE 7-- LITIGATION

On April 2, 2001 and May 8, 2001, two complaints were filed in purported class actions on behalf of stockholders of the Fund, in the Court of Chancery of the State of Delaware, against the Fund, each of its directors and HCC, the Fund's Investment Advisor (collectively, the "defendants"). The complaints in these cases, entitled KIMBERLY KAHN V. PAUL HOTTINGUER ET AL. and CHARLES MILLER V. PAUL HOTTINGUER ET AL., have been voluntarily dismissed by plaintiffs with prejudice pursuant to a settlement agreement that was approved by the Delaware Chancery Court on June 4, 2003. In the opinion of management, the terms of the settlement did not have a material adverse effect on the financial statements of the Fund.

NOTE 8-- PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-888-SWISS-00.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Proxy Results (Unaudited)

At the Annual Meeting of Stockholders held on May 20, 2004, shares were voted as follows on the proposal presented to the Stockholders to elect three Class I Directors to serve for a three year term and until their successors are elected and qualified:

                                            Authority
                                  For       Withheld
                                  ---       ---------
Claude W. Frey                 19,693,944    543,675
Eric R. Gabus                  19,660,332    577,288
Alexandre de Takacsy           19,642,379    595,241

--------------------------------------------------------------------------------

Privacy Policy (Unaudited)

The Swiss Helvetia Fund, Inc. believes that the privacy of its stockholders is extremely important. We are firmly committed to protecting any personal and financial information you provide to us. When you provide us personal information, we use it only to develop and deliver products and services that you request. For example, we may disclose information to affiliates and service providers who work with us. We will also use or disclose your personal information if required by or in conformity with legal or regulatory requirements. We require our officers, affiliates and service providers to maintain appropriate safeguards to ensure the security of your non-public personal information. Otherwise, we do not disclose any information about current or former stockholders.

LIMITS OF USE OF PERSONAL INFORMATION

We limit the use, collection and retention of stockholder information to what we believe is necessary to provide personal financial service and related products. We collect information about our stockholders from sources such as applications and other required forms as well as from account and website and other communications. Access to this information is limited to only those people who require that information to service your account.

ACCURACY OF PERSONAL INFORMATION

We strive to keep your personal and financial information accurate. If our records are incorrect or out-of-date, please notify us immediately by contacting the Fund at 1-888-794-7700.

CHANGES TO OUR POLICIES

If you have any questions about our privacy policy, please contact Mr. Rudolf Millisits at 1-888-794-7700. We may, in our discretion, change this Privacy Policy at any time. If we make material changes we will provide you with notice of these changes.

Sincerely,

The Swiss Helvetia Fund, Inc.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)

The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest your capital gains distributions and ordinary income dividends in additional shares of the Fund.

Some of the Plan features are:

      - Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares.
      - You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
      - Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
      -   You may terminate participation in the Plan at any time.

     The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
Any dividends or distributions you receive will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

      - If the net asset value is greater than the market price (the Fund is trading at a discount), AST as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
      - If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
      - If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
       - If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

     By mail:
       American Stock Transfer & Trust Company
       PO Box 922
       Wall Street Station
       New York, NY 10269-0560

     Through the Internet:
       www.amstock.com

    Through AST's automated voice response System:
       1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

            A SWISS                      THE SWISS
          INVESTMENTS           ---------------------------
              FUND                        HELVETIA
                                ---------------------------
                                         FUND, INC.
                                ---------------------------
                                        www.swz.com


        THE SWISS HELVETIA FUND, INC.
              EXECUTIVE OFFICES
        The Swiss Helvetia Fund, Inc.
         1270 Avenue of the Americas
                  Suite 400
          New York, New York 10020             SEMI-ANNUAL REPORT
               1-888-SWISS-00                  FOR THE
               (212) 332-2760                  PERIOD ENDED
             http://www.swz.com                JUNE 30, 2004

ITEM 2. CODE OF ETHICS. Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS. Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                        REGISTRANT PURCHASE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      (d) Maximum
                                                                                                      Number (or
                                                                             (c) Total Number of      Approximate Dollar
                                                                             Shares Purchased As      Value)of Shares that
                                                                             Part of Publicly         May Yet Be
                              (a) Total Number of     (b) Average Price      Announced Plans or       Purchased Under the
Period                        Shares Purchased        Paid Per Share         Programs                 Plans or Programs
-------------------------------------------------------------------------------------------------------------------------
01/01/04 - 01/31/04                -                       -                       -                    500,000
-------------------------------------------------------------------------------------------------------------------------
02/01/04 - 02/28/04                -                       -                       -                    500,000
-------------------------------------------------------------------------------------------------------------------------
03/01/04 - 03/31/04                -                       -                       -                    500,000
-------------------------------------------------------------------------------------------------------------------------
04/01/04 - 04/30/04              45,000                 12.9117                  45,000                 455,000
-------------------------------------------------------------------------------------------------------------------------
05/01/04 - 05/31/04              58,400                 12.8048                  58,400                 396,600
-------------------------------------------------------------------------------------------------------------------------
06/01/04 - 06/30/04              25,000                 12.8500                  25,000                 371,600
-------------------------------------------------------------------------------------------------------------------------
Total                           128,400                 12.8521                 128,400                 371,600
-------------------------------------------------------------------------------------------------------------------------

At the December 4, 2003 meeting of the Fund's Board of Directors, the Board approved the purchase, by the Fund's investment advisor, of 500,000 shares. The approved plan, described in the Fund's annual report dated December 31, 2003, expires December 31, 2004.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund's Board as Board members. The Nominating Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. A nominating submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Nominating Committee, including character and integrity; experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland; and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.

ITEM 10. CONTROLS AND PROCEDURES.
(a) The  Fund's  principal  executive  and  principal  financial  officers  have concluded, based on their evaluation of the Fund's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Fund's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that the information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Fund's internal control over financial reporting that occurred during the Fund's most recently ended fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
(a)(1) Not applicable.

(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(b) Certification pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit furnished herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:       THE SWISS HELVETIA FUND, INC.

By:      /s/ Rudolf S. Millisits
         _______________________
         Rudolf S. Millisits, Treasurer

Date     August 17, 2004
         _______________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Rodolphe E. Hottinger
         _____________________________
         Rodolphe E. Hottinger, President

Date:    August 17, 2004
         _____________________________

By:      /s/ Rudolf S. Millisits
         _______________________
         Rudolf S. Millisits, Treasurer

Date:    August 17, 2004